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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                   FORM 8-K

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                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                     THE SECURITIES EXCHANGE ACT OF 1934

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      DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) August 25, 2004

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                                NORDSTROM, INC.
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

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        WASHINGTON                 001-15059                     91-0515058

(STATE OR OTHER JURISDICTION    (COMMISSION FILE           (I.R.S. EMPLOYER
      OF INCORPORATION)              NUMBER)             IDENTIFICATION NO.)



             1617 SIXTH AVENUE, SEATTLE, WASHINGTON     98101
            (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)   (ZIP CODE)


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      REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE  (206) 628-2111

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                              INAPPLICABLE
         (FORMER NAME OR FORMER ADDRESS IF CHANGED SINCE LAST REPORT)

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ITEM 8.01  OTHER EVENTS

On August 25, 2004, Nordstrom, Inc. issued a press release announcing that its Board of Directors has authorized a $300 million share repurchase program. This replaces the current remaining share repurchase authority of $82 million. The period authorized is up to 36 months, although Nordstrom expects the shares to be acquired during the next 12 to 24 months. A copy of this press release is attached as Exhibit 99.1. Nordstrom has adopted a pre-arranged stock trading plan that is intended to follow the guidelines specified under Rule 10b5-1 of the Securities Exchange Act of 1934, as amended, to effect at least part of the repurchases under the share repurchase program.















































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                                SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           NORDSTROM, INC.



                                           By:  /s/ David L. Mackie
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                                                David L. Mackie
                                                Vice President and
                                                Corporate Secretary

Dated: August 27, 2004




































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EXHIBIT INDEX

EXHIBIT
NUMBER        DESCRIPTION

99.1 Nordstrom, Inc.'s press release dated August 25, 2004 announcing that its Board of Directors authorized a $300 million share repurchase program.